PROPOSED AMENDMENT TO
                         THE BANK OF THE SOMERSET HILLS
                      1998 NON-QUALIFIED STOCK OPTION PLAN

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

     (b) An Option shall terminate immediately, and no rights thereunder may be exercised, if the person to whom it is granted ceases to be employed by the Bank, except that:

     (iii) if the Service Provider is employed by the Bank and such employment is terminated by reason of his retirement in accordance with the terms of the Bank's retirement plans or with the consent of the Committee or is involuntarily terminated other than for cause, the Service Provider's rights under the Option may be exercised as to all shares of Common Stock covered thereby at any time within three (3) months after termination of employment, OR AS SUCH TIME PERIOD MAY BE EXTENDED BY THE COMMITTEE IN ITS DISCRETION. Termination for cause shall mean termination of employment by reason of habitual alcohol or drug abuse; commission of a felony, fraud, willful misconduct; the unauthorized disclosure of any Bank data, secret, or financial information, that has resulted, or is likely to result, in damage to the Bank, all as the Board in its sole and absolute discretion shall determine.

                         THE BANK OF THE SOMERSET HILLS

                      1998 NON-QUALIFIED STOCK OPTION PLAN

     SECTION 1. PURPOSE

     The Bank of the Somerset Hills ("the Bank") 1998 Non-Qualified Stock Option Plan (the "Plan") is intended to attract and to retain the Bank's Service Providers and to motivate them to participate in the long term growth of the Bank by providing for or increasing the proprietary interests of such persons in the Bank, thereby assisting the Bank to achieve its long-range goals.

     SECTION 2. DEFINITIONS

     Capitalized terms not specifically defined elsewhere herein shall have the following meanings:

     "Act" shall mean the New Jersey Bank Officers and Employees' Stock Option Plan Act.

     "Bank" shall mean The Bank of the Somerset Hills and any present or future parent or subsidiary corporations (as defined in Section 424 of the Code) or any successor to the Bank or to such corporations.

     "Board" shall mean the Board of Directors of the Bank.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

     "Committee" shall mean the Board or any committee or group of people selected by the Board to administer the Plan and perform the functions set forth herein.

     "Common Stock" or "Stock" shall mean the common stock, $5.00 par value per share, of the Bank.

     "Director" shall mean a member of the Board or a member of an advisory or business development committee of the Bank.

     "Disability" shall mean permanent and total disability, as defined in
Section 22(e)(3) of the Code.

     "Fair Market Value" shall mean with respect to shares of Common Stock, the fair market value as determined in good faith by the Committee and in a manner established by the Committee from time to time using any reasonable method of valuation; provided, that in the event the shares of Common Stock are listed for trading on a national or regional securities exchange (including the NASDAQ National Market System), the "fair market value" of such shares shall be, on any date, the average closing sale price for the Common Stock for the last five (5) market trading days prior to the day of determination.

     "Non-Qualified Stock Option" shall mean an option to purchase shares of Common Stock granted to a Service Provider under the Plan.

     "Option" shall mean a Non-Qualified Stock Option.

     "Option Agreement" shall mean a written or electronic agreement between the Bank and an Optionee evidencing the terms and conditions of an individual option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     "Optionee" shall mean a Service Provider selected by the Committee to receive an Option under the Plan.

     "Plan" shall mean The Bank of the Somerset Hills 1998 Non-Qualified Stock Option Plan.

     "Securities Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, and any successor provisions thereto.

     "Service Provider" shall mean a key employee of the Bank or a Director.

     As used herein, the masculine gender shall include the feminine gender.

     SECTION 3. ADMINISTRATION

     (a) The Plan shall be administered by the Committee. Among other things, the Committee shall have authority, subject to the terms of this Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted and to determine the terms and conditions of any Option granted hereunder.

     (b) Subject to the provisions of this Plan, the Committee shall have authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the operation of this Plan as it shall from time to time consider advisable, to interpret the provisions of this Plan and any Option, and to decide all disputes arising in connection with this Plan. The Committee's decision and interpretations shall be final and binding. Any action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

     (c) Subject to the provisions of this Plan and the applicable requirements of federal and state law, the Committee shall have authority, in its discretion, to take the following actions:

     (i) to determine the Service Providers to be granted Options under this Plan;

     (ii) to determine the number of shares subject to each Option;

     (iii) to determine the time or times at which Options will be granted;

     (iv) to determine the Option price of the shares subject to each Option, which price shall be not less than the minimum specified in Section 6 of this Plan;

     (v) to determine or change the time or times when each Option becomes exercisable and the duration of the exercise period; provided, however, that no Option granted to Service Providers pursuant to this Plan, shall be exercisable until (i) two-thirds of the holders of shares of Common Stock of the Bank entitled to vote at a meeting of the Bank's stockholders, voting as a single class, shall have approved the Plan; and (ii) the Bank shall have fully complied with the other terms and provisions of the Act;

     (vi) to prescribe the form or forms of the instruments evidencing any Options granted under this Plan (which forms shall be consistent with this Plan but need not be identical to one another);

     (vii) to adopt, amend, and rescind such rules and regulations as it determines are necessary or advisable in the administration of this Plan;

     (viii) to construe and interpret this Plan, the rules and regulations, and the instruments evidencing Options granted under this Plan and to make all other determinations deemed necessary or advisable for the administration of this Plan;

     (ix) to delegate such administrative functions as it deems appropriate; and

     (x) in general, to exercise full and final authority (consistent with this Plan) over all matters relating to the Plan, the powers denominated above being by way of example and not of limitation.

     Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive.

     (d) No member of the Committee shall be personally liable to the Bank or its stockholders for damages for any action taken or determination made in good faith. The members of the Committee shall be indemnified by the Bank for any acts or omissions in connection with the Plan to the full extent permitted by the Bank's Certificate of Incorporation and New Jersey law.

     SECTION 4. SHARES OF STOCK AVAILABLE FOR OPTIONS

     (a) The aggregate number of shares of Common Stock for which Non-Qualified Stock Options may be granted under this Plan shall be 75,000 shares of Common Stock, subject to adjustment as provided in Section 14 of this Plan.

     (b) The shares transferred by the Bank upon the exercise of Options under this Plan shall consist of authorized but unissued shares of Common Stock.

     (c) The aggregate number of shares of Common Stock that may be issued or purchased under this Plan pursuant to the exercise of Non-Qualified Stock Options shall not exceed 5% of the outstanding shares of Common Stock of the Bank at the time of the adoption of the Plan, subject to adjustment as provided in Section 14 of this Plan. The aggregate number of shares of Common Stock that may be issued or purchased under this Plan pursuant to the exercise of Non-Qualified Stock Options when taken together with the number of shares of Common Stock that may be issued or purchased under any other plan of the Bank pursuant to the exercise of Non-Qualified Stock Options shall not exceed 10% of the outstanding shares of Common Stock of the Bank at the time of adoption of this Plan, subject to adjustment as provided in Section 14 of this Plan.

     (d) If an Option granted under this Plan shall expire or terminate for any reason without having been fully exercised, then the unexercised portion of such Option shall again be available for the grant under this Plan.

     (e) All Options granted hereunder shall be clearly identified as a Non-Qualified Stock Option.

     SECTION 5. ELIGIBILITY AND PARTICIPATION

     (a) All Service Providers to the Bank shall be eligible to participate in this Plan to the extent provided herein.

     SECTION 6. TERMS AND CONDITIONS OF OPTIONS

     (a) Except as herein provided, Employee Options granted hereunder shall be exercisable for such period as the Committee shall determine at the time of grant; provided, however, that (i) such period may not commence until at least six months following the date of grant, except in the event of the death, Disability, retirement in accordance with the Bank's retirement plans, or in the case of an employee of the Bank, the involuntary termination of employment other than for cause before the expiration of such period; and (ii) the Bank shall have fully complied with the terms and provisions of the Act and the Securities Act. Options shall be subject to earlier termination as hereinafter provided.

     (b) An Option shall terminate immediately, and no rights thereunder may be exercised, if the person to whom it is granted ceases to be employed by the Bank, except that:

     (i) subject to the limitations on exercisability set forth in this Section 6 of this Plan, if the Service Provider dies, the Service Provider's rights under the Option may be exercised as to all shares of Common Stock covered thereby, by his legal representative or by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution, at any time within twelve (12) months following his death;

     (ii) if the Service Provider is employed by the Bank and such employment is terminated because of Disability, the Service Provider's rights under the Option may be exercised as to all shares of Common Stock covered thereby by the Service Provider or his guardian or other legal representative, at any time within twelve (12) months following termination of his employment because of Disability;

     (iii) if the Service Provider is employed by the Bank and such employment is terminated by reason of his retirement in accordance with the terms of the Bank's retirement plans or with the consent of the Committee or is involuntarily terminated other than for cause, the Service Provider's rights under the Option may be exercised as to all shares of Common Stock covered thereby at any time within three (3) months after termination of employment. Termination for cause shall mean termination of employment by reason of habitual alcohol or drug abuse; commission of a felony, fraud, willful misconduct; the unauthorized disclosure of any Bank data, secret, or financial information, that has resulted, or is likely to result, in damage to the Bank, all as the Board in its sole and absolute discretion shall determine.

     (c) Notwithstanding anything contained in this Section 6 to the contrary, no Option shall be exercisable by anyone after the expiration of the term of such Option as determined by the Committee at the date of grant of such Option.

     (d) The purchase price of the shares of Common Stock subject to each Non-Qualified Stock Option granted to a Service Provider shall be equal to at least eighty-five percent (85%) of the Common Stock on the date the Option is granted or the par value of the Common Stock, whenever is higher, provided, however, that the exercise price of any Non-Qualified Stock Option granted to a Service Provider as compensation for serving as a Director shall not be less than the greater of 100 percent (100%) of the Fair Market Value of the Common Stock at the time of the grant of the Option and the par value of the Common Stock. Options granted to Service Providers may be exercised by written notice of exercise accompanied by payment of the exercise price in full for the purchased shares of Common Stock in cash or by certified or cashier's check payable to the Bank.

     (e) No Non-Qualified Stock Option shall be transferable by a Service Provider other than by will or by the laws of descent and distribution and all Non-Qualified Stock Options shall be exercisable during a Service Provider's lifetime only by the Service Provider or his duly appointed guardian or personal representative. The restrictions set forth in Section 6 of this Plan shall apply to all Non-Qualified Stock Options granted to Service Providers.

     (f) Each Option granted to a Service Provider shall be evidenced by a writing signed by him specifying the terms and conditions thereof in accordance with this Section 6.

     SECTION 7. GENERAL PROVISIONS APPLICABLE TO OPTIONS

     (a) Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 under the Securities Act, any Common Stock acquired by a Participant subject to Section 16 of the Securities Act (a "Section 16 Participant") upon exercise of an Option may not be sold for six (6) months after the date of grant of the Option. The Committee shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 under the Securities Act.

     (b) Each Option under the Plan shall be evidenced by a writing delivered to the Service Provider specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     (c) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Committee need not treat Service Providers uniformly, except as otherwise provided in
Section 6. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Committee at the time of grant or at any time thereafter.

     (d) The Committee may amend, modify, or terminate any outstanding Option held by a Service Provider, including substituting therefor another Option of the same or a different type, changing the date of exercise or realization, provided that the Service Provider's consent to each action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Service Provider.

     (e) The vesting schedule of any Option may, in the discretion of the Committee and as stated in the Option Agreement, be subject to acceleration in the event of the death or Disability of the Service Provider, or the termination of the Service Provider's relationship with the Bank. All Options shall automatically and immediately vest on a change in control the Bank (as defined in the Option Agreement).

     SECTION 8. NON-TRANSFERABILITY OF OPTIONS

     All Options granted under this Plan shall only be transferable by a Service Provider (i) by will, (ii) the laws of descent and distribution, (iii) to the Service Provider's spouse or issue, or (iv) a trust established for the benefit of such Service Provider's spouse or issue. All Options granted under this Plan may be exercised by the Service Provider only during a Service Provider's lifetime and only by the Participant or the Service Provider's duly appointed guardian or personal representative.

     SECTION 9. OPTION AGREEMENTS

     (a) The grant of every Option shall be evidenced by and conditioned upon the execution of a written Option Agreement between the Bank and the Service Provider. The Option Agreement shall set forth the number of shares subject to the Option, the Option price, the term during which the Option may be exercised, and any other provisions not inconsistent with the provisions of this Plan, which the Committee may deem necessary or appropriate from time to time.

     (b) Notwithstanding the date on which an Option agreement may be executed, the date on which an Option is deemed to be granted shall be the effective date of the approval of an Option by the Committee.

     SECTION 10. OPTION EXERCISE AND PAYMENT

     (a) Subject to Sections 5, 6, and 7 of this Plan, each Option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the Option Agreement evidencing such Option.

     (b) A Service Provider electing to exercise an Option shall give written notice to the Committee of such election and of the number of full shares he elects to purchase. Options shall be exercisable in such amounts as the Service Provider may elect subject to such restrictions as the Committee or this Plan may provide.

     (c) Subject to the other provisions of this Plan and applicable state and federal law, payment of the Option price shall be tendered to the Bank (i) in cash, including certified check, bank draft, or money order, or (ii) at the discretion of the Committee, by delivering a promissory note, containing such terms and conditions acceptable to the Committee, for all or a portion of the purchase price of the shares purchased, or any combination of the foregoing.

     SECTION 11. NO RIGHTS AS STOCKHOLDER

     Neither the Service Provider nor the personal representatives, heirs, or legatees of such Service Provider shall be, or have any rights or privileges of, a stockholder of the Bank with respect to any shares subject to an Option unless and until certificates evidencing such shares shall have been issued and delivered to the Service Provider or to such personal representatives, heirs, or legatees.

     SECTION 12. NO RIGHTS TO CONTINUED EMPLOYMENT

     This Plan and any Option granted under the Plan shall not confer upon any Service Provider any right with respect to continuation of employment by the Bank, nor shall they interfere in any way with the right of the Bank to terminate his employment at any time.

     SECTION 13. ADDITIONAL PROPERTY

     At the time any Option is exercised, the Committee, in its discretion, may transfer to the Service Provider such additional property as it may determine, including, without limitation, cash or stock appreciation rights.

     SECTION 14. ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     Except as otherwise provided herein, the instruments evidencing Options granted hereunder shall contain such provisions as the Committee shall deem appropriate to adjust the number and classes of shares covered thereby, or to adjust the Option prices, or both, in the event of the sale or other disposition or distribution by the Bank of all or a portion of its assets or any change in the outstanding Common Stock of the Bank by reason of stock dividends, stock split-ups, recapitalizations, reorganizations, mergers, consolidations, combinations, or exchanges of shares or the like, of or by the Bank. To prevent dilution or enlargement of rights in the event of any such change, the aggregate number and classes of shares for which Options thereafter may be granted under this Plan may be appropriately adjusted as determined by the Committee to reflect such change.

     SECTION 15. WITHHOLDING TAXES

     The Service Provider shall pay to the Bank, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Committee's sole discretion, and to the extent permitted under the Act, a Service Provider (other than a Section 16 Service Provider, who shall be subject to the following sentence) may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. With respect to
Section 16 Service Providers, upon the issuance of shares of Common Stock in respect of an Option, such number of shares issuable shall be reduced, to the extent permitted under the Act and the Securities Act, by the number of shares necessary to satisfy such Section 16 Service Provider's federal, and where applicable, state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Bank may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Service Provider.

     SECTION 16. NECESSITY OF STOCKHOLDER APPROVAL

     This Plan and any Options granted hereunder shall be null, void and of no effect unless this Plan has been previously approved by two-thirds of the holders of Common Stock of the Bank, voting as a single class, within twelve
(12) months after the date of the Plan's adoption by the Board.

     SECTION 17. DURATION AND AMENDMENT OF THE PLAN

     (a) No Option may be granted under this Plan after the expiration of ten
(10) years from the earlier of: (a) the date this Plan is adopted by the Board or (b) the date this Plan is approved by the holders of two-thirds (2/3) of the stock of the Bank entitled to vote.

     (b) The Board, or if authorized by the Board, any committee of the Board, may amend, terminate, or suspend this Plan at any time; provided, however, that no such amendment shall, without approval of the Bank's stockholders, (a) increase the aggregate number of shares which Options may be granted under this Plan except as specified in Section 14 of this Plan; (b) change the number of shares subject to Options or the date of grant or the exercise price of such Options; (c) materially modify the requirements concerning eligibility for participation in this Plan; or (d) materially increase the benefits accruing to Service Providers in this Plan.

     (c) No Option may be granted during any suspension of this Plan or after this Plan has been terminated; and no amendment, suspension, or termination shall, without the Service Provider's consent, alter or impair any of the Service Provider's rights or obligations under any Option theretofore granted to him under this Plan except insofar as a merger or consolidation of the Bank or termination of employment of a Service Provider or a liquidation or dissolution shall affect the cancellation of an Option.

     SECTION 18. APPLICABLE LAW

     To the extent that state laws shall not have been preempted by any laws of the United States, this Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey. The Plan is intended to comply with N.J.A.C. ss.3:4-2 and any successor provision thereto and Rule 16b-3 promulgated under the Securities Act, and is further intended to be administered in the manner specified in paragraph (c)(2)(ii) of that Rule, and the Committee shall interpret and administer the provisions of the Plan or any Stock Option in a manner consistent therewith. Any provisions inconsistent with such provision of N.J.A.C. and such Rule and paragraph shall be inoperative and shall not affect the validity of the Plan.

     SECTION 19. BINDING EFFECT

     The terms of this Plan shall be binding on its successors and assigns.

     SECTION 20. SAVINGS CLAUSE

     The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

     SECTION 21. GENDER

     As used herein, the masculine gender shall include the feminine gender.

     SECTION 22. NO RIGHTS TO CONTINUED DIRECTORSHIP

     Nothing in this Plan or in any Option granted hereunder shall confer on any Director any right to continue to serve as a director of the Bank or shall interfere with or restrict in any way the right, which right is hereby expressly reserved, to remove any Director as a director in accordance with the by-laws and certificate of incorporation of the Bank and applicable law.

     SECTION 23. MISCELLANEOUS

     The terms of this Plan shall be binding on the Bank, Key Employees, Directors, and their successors and assignees.


18